UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2017

Date of Report (Date of earliest event reported)

QUEST MANAGEMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-201215	32-0450509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kalnu iela Malta, Latvia	LV-4630
(Address of principal executive offices)	(Zip Code)

(702) 907-8836

Registrant’s telephone number, including area code

_____________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 21, 2017, Quest Management Inc. issued the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated March 21, 2017 announcing Stock Purchase Agreement entered into between Dmitrij Ozolins, Quest Management Inc.’s president, and TN3 LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST MANAGEMENT INC.

Date: March 22, 2017	By:	/s/ Dmitrij Ozolins
	Name:	Dmitrij Ozolins
	Title:	President, Chief Executive Officer, Chief Financial Officer

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